UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008 (January 23, 2008)

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279 7450

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure.

          On January 23, 2008, Security Capital Assurance Ltd issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

Item 8.01           Other Events.

          Security Capital Assurance Ltd (“SCA” or the “Company”) today announced that it has determined not to raise new capital at the present time due to current market conditions. The Company is continuing to pursue the other elements of its capital plan including, seeking to generate capital through reinsurance arrangements and restructuring certain insured obligations.

           The Company’s plans remain subject to change and there can be no assurance that SCA’s capital plan will be successfully implemented or address the capital requirements of the rating agencies within their required timeframes.

           This report may contain statements about future results, plans and events that may constitute “forward-looking” statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You are cautioned that these statements are not guarantees of future results, plans or events and such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. These factors include, but are not limited to: the outcome of the rating assessments for all bond insurers currently underway by Moody’s Investor Services (“Moody’s”) and Standard & Poor’s (“S&P”), the outcome of the Company’s discussions with Fitch Ratings (“Fitch”), Moody’s and S&P, and the company’s ability to successfully address Fitch’s and any other capital requirements within the required timeframes; the impact of the ratings actions announced on December 12, 2007 by Fitch, December 14, 2007 by Moody’s and December 19, 2007 by S&P; the impact of any adverse changes that may be made to the financial strength or financial enhancement ratings of any or all of the Company’s operating subsidiaries higher risk of loss in connection with obligations guaranteed by the Company due to recent deterioration in the credit markets stemming from the poor performance of subprime residential mortgage loans; developments in the world’s financial and capital markets that adversely affect the performance of the Company’ investments and its access to such markets; ineffectiveness of Company business strategy, due to changes in current or future market conditions or other factors; the performance of invested assets, losses on credit derivatives or changes in the fair value of credit default swaps; the availability of capital and liquidity; the timing of claims payments and the receipt of reinsurance recoverables; increased competition; greater frequency or severity of claims and loss activity; changes in Company reinsurance agreements with certain of its subsidiaries; changes in regulation, tax laws, legislation or accounting policies or practices; changes in officers; general economic conditions; changes in the availability, cost or quality of reinsurance or retrocessions; changes that may occur in Company operations and ownership as the Company matures; other additional factors, risks or uncertainties described in Company filings with the Securities and Exchange Commission, including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and also disclosed from time to time in subsequent reports on Form 10-Q and Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements which speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made.

Item 9.01           Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, “Security Capital Assurance Ltd Provides Update on its Capital Plan,” dated January 23, 2008.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

Date: January 23, 2008	By:	/s/ Thomas W. Currie
Name: Thomas W. Currie
Title: Senior Vice President